UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K12B

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 5, 2013

PIKE CORPORATION

(Exact Name of Registrant as Specified in its Charter)

North Carolina	1-32582	20-3112047
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

100 Pike Way

Mount Airy, NC 27030

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (336) 789-2171

Pike Electric Corporation

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

Reincorporation

On November 5, 2013, Pike Electric Corporation changed its state of incorporation from Delaware to North Carolina (the “Reincorporation”). The Reincorporation was effected by merging Pike Electric Corporation, a Delaware corporation (“Pike (Delaware)” or the “Company”), with and into Pike Corporation, a North Carolina corporation and its wholly-owned subsidiary (“Pike (North Carolina)”) established for this purpose, pursuant to an Agreement and Plan of Merger (the “Merger Agreement”) between Pike (Delaware) and Pike (North Carolina) (the “Merger”), following approval by the requisite vote of Pike (Delaware)’s stockholders at the 2013 Annual Meeting of Stockholders on October 31, 2013, as set forth in the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on November 1, 2013. A copy of the Merger Agreement is attached hereto as Exhibit 2.1. Pike (North Carolina) is deemed to be the successor issuer of Pike (Delaware) under Rule 12g-3 of the Securities Exchange Act of 1934, as amended.

Pursuant to the Merger Agreement, the Company changed its corporate name to “Pike Corporation.” The Reincorporation did not result in any change in the business, management, fiscal year, accounting, location of the principal executive offices or other facilities, capitalization, assets or liabilities of the Company. The Company’s common stock will continue to trade on the New York Stock Exchange under the symbol “PIKE.” Shareholders are not required to exchange Company shares in connection with the Reincorporation since shares in Pike (Delaware) are deemed to represent an equal number of shares in Pike (North Carolina).

Pursuant to the Merger Agreement, as of 11:58 p.m. (Eastern Time) on November 5, 2013, the effective time of the Merger and the Reincorporation, the rights of the Company’s shareholders began to be governed by the North Carolina Business Corporation Act, the Amended and Restated Articles of Incorporation of Pike Corporation attached hereto as Exhibit 3.1 and the Amended and Restated Bylaws of Pike Corporation attached hereto as Exhibit 3.2. The form of common stock certificate of Pike Corporation is attached hereto as Exhibit 4.1.

Additional information about the Reincorporation and a comparison of the rights of shareholders of Pike (Delaware) and Pike (North Carolina) can be found in the Company’s Definitive Proxy Statement for the 2013 Annual Meeting of Stockholders, filed with the SEC on September 17, 2013.

Credit Agreement

In connection with the Reincorporation, on November 4, 2013, a First Amendment to Credit Agreement and Limited Consent (the “Amendment and Consent”) to the Credit Agreement, dated August 24, 2011, by and among Pike (Delaware), its subsidiaries party thereto, as guarantors, Regions Bank, as administrative agent, and the lenders party thereto (the “Credit Agreement”), was entered into by and among Pike (Delaware), Pike (North Carolina), the guarantors party thereto, Regions Bank, as administrative agent, and the lenders party thereto. A copy of the Credit Agreement was attached as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed with the SEC on August 30, 2011. The Amendment and Consent (i) amends certain provisions of the Credit Agreement related to government compliance with OFAC to current market provisions and (ii) provides for consent by the lenders to the Merger and the Reincorporation.

In addition, on November 4, 2013, Pike (North Carolina) entered into a Joinder Agreement with Regions Bank, in its capacities as administrative agent and collateral agent for the lenders under the Credit Agreement, pursuant to which Pike (North Carolina) became party to the Security Agreement and to the Pledge Agreement originally entered into by the Company and certain of its subsidiaries in August 2011 in connection with the execution of the Credit Agreement. Copies of the Security Agreement and the Pledge Agreement were attached as Exhibits 10.2 and 10.3, respectively, to the Company’s Current Report on Form 8-K filed with the SEC on August 30, 2011.

The foregoing description of the Merger Agreement, the Amendment and Consent and the Joinder Agreement does not purport to be complete and is qualified in its entirety by the contents of such agreements, copies of which are filed as Exhibits 2.1, 10.1 and 10.2 hereto, respectively, and incorporated by reference herein.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosure required by this Item and included in Item 1.01 under “Credit Agreement” is incorporated by reference.

Item 3.03.	Material Modification to Rights of Security Holders.

The disclosure required by this Item and included in Item 1.01 under “Reincorporation” is incorporated by reference.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The disclosure required by this Item and included in Item 1.01 under “Reincorporation” is incorporated by reference. The Amended and Restated Articles of Incorporation of Pike Corporation effective as of November 5, 2013 are attached hereto as Exhibit 3.1 and the Amended and Restated Bylaws of Pike Corporation effective as of November 5, 2013 are attached hereto as Exhibit 3.2.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

The following exhibits are filed in accordance with the provisions of Item 601 of Regulation S-K:

Exhibit No.	Exhibit Description

2.1	Agreement and Plan of Merger, dated September 16, 2013, between Pike Electric Corporation and Pike Corporation

3.1	Amended and Restated Articles of Incorporation of Pike Corporation

3.2	Amended and Restated Bylaws of Pike Corporation

4.1	Specimen Common Stock Certificate

10.1	First Amendment to Credit Agreement and Limited Consent, dated November 4, 2013, among Pike Electric Corporation, Pike Corporation, the guarantors party thereto, Regions Bank, as administrative agent, and the lenders party thereto

10.2	Joinder Agreement, dated November 4, 2013, among Pike Corporation and Regions Bank, as administrative agent and collateral agent

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PIKE CORPORATION

Date: November 6, 2013	By:	/s/ Anthony K. Slater
	Name:	Anthony K. Slater
	Title:	Executive Vice President and Chief Financial Officer

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.

EXHIBITS

CURRENT REPORT

ON

FORM 8-K

Date of Event Reported:	Commission File No:
November 5, 2013	1-32582

PIKE CORPORATION

EXHIBIT INDEX

Exhibit No.	Exhibit Description

2.1	Agreement and Plan of Merger

3.1	Amended and Restated Articles of Incorporation of Pike Corporation

3.2	Amended and Restated Bylaws of Pike Corporation

4.1	Specimen Common Stock Certificate

10.1	First Amendment to Credit Agreement and Limited Consent, dated November 4, 2013, among Pike Electric Corporation, Pike Corporation, the guarantors party thereto, Regions Bank, as administrative agent, and the lenders party thereto

10.2	Joinder Agreement, dated November 4, 2013, among Pike Corporation and Regions Bank, as administrative agent and collateral agent